EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VeriSign, Inc. (the “Company”) for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stratton D. Sclavos, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

VERISIGN, INC.

Date: November 13, 2002	By:	/s/ STRATTON D. SCLAVOS
Stratton D. Sclavos President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)